SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 23, 2004


                          Trinity Learning Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                 (State of Other Jurisdiction of Incorporation)


                0-8924                              73-0981865
       (Commission File Number)          (IRS Employer Identification No.)


           1831 Second Street
          Berkeley, California                         94710
(Address of Principal Executive Offices)            (Zip Code)


                                 (510) 540-9300
               (Registrant's Telephone Number, Including Zip Code)





          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events

     On July 23, 2004, Trinity Learning Corporation (the "Company") issued a press release announcing that it had reached agreement with ProsoftTraining, a Nevada corporation ("Prosoft"), and its wholly owned subsidiary, MTX Acquisition Corp., to terminate their previously announced Agreement and Plan of Merger A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits

            99.1 Press Release issued on July 23, 2004 by the Company and ProsoftTraining.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRINITY LEARNING CORPORATION



Date: July 23, 2004                By: /s/ Douglas Cole
                                      ------------------------------------------
                                           Douglas Cole, Chief Executive Officer



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